Exhibit 99.1

DTE Energy®

Q2 2009

Supplemental Financial Information

July 31, 2009

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	June 30	December 31
(in Millions)	2009	2008
ASSETS
Current Assets
Cash and cash equivalents	$42	$86
Restricted cash	69	86
Accounts receivable (less allowance for doubtful accounts of $293 and $265, respectively)
Customer	1,164	1,666
Other	117	166
Inventories
Fuel and gas	258	333
Materials and supplies	201	206
Deferred income taxes	207	227
Derivative assets	319	316
Other	158	242

	2,535	3,328

Investments
Nuclear decommissioning trust funds	716	685
Other	610	595

	1,326	1,280

Property
Property, plant and equipment	20,359	20,065
Less accumulated depreciation and depletion	(7,966)	(7,834)

	12,393	12,231

Other Assets
Goodwill	2,037	2,037
Regulatory assets	4,145	4,231
Securitized regulatory assets	937	1,001
Intangible assets	58	70
Notes receivable	117	115
Derivative assets	155	140
Other	192	157

	7,641	7,751

Total Assets	$23,895	$24,590

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	June 30	December 31
(in Millions, Except Shares)	2009	2008
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$611	$899
Accrued interest	117	119
Dividends payable	87	86
Short-term borrowings	201	744
Current portion long-term debt, including capital leases	167	362
Derivative liabilities	288	285
Other	605	518

	2,076	3,013

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,739	6,458
Securitization bonds	861	932
Trust preferred-linked securities	289	289
Capital lease obligations	54	62

	7,943	7,741

Other Liabilities
Deferred income taxes	2,025	1,958
Regulatory liabilities	1,201	1,202
Asset retirement obligations	1,378	1,340
Unamortized investment tax credit	91	96
Derivative liabilities	269	344
Liabilities from transportation and storage contracts	103	111
Accrued pension liability	798	871
Accrued postretirement liability	1,413	1,434
Nuclear decommissioning	119	114
Other	300	328

	7,697	7,798

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 164,472,648 and 163,019,596 shares issued and outstanding, respectively	3,214	3,175
Retained earnings	3,072	2,985
Accumulated other comprehensive loss	(145)	(165)

Total DTE Energy Company Shareholders’ Equity	6,141	5,995
Noncontrolling interests	38	43

Total Equity	6,179	6,038

Total Liabilities and Equity	$23,895	$24,590

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Six Months Ended
	June 30
(in Millions)	2009	2008
Operating Activities
Net income	$263	$245
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	472	440
Deferred income taxes	88	180
Gain on sale of non-utility assets	—	(128)
Other asset (gains), losses and reserves, net	3	12
Gain on sale of interests in synfuel projects	—	(15)
Contributions from synfuel partners	—	30
Changes in assets and liabilities, exclusive of changes shown separately	475	771

Net cash from operating activities	1,301	1,535

Investing Activities
Plant and equipment expenditures — utility	(581)	(544)
Plant and equipment expenditures — non-utility	(32)	(110)
Proceeds from sale of interests in synfuel projects	—	82
Refunds to synfuel partners	—	(96)
Proceeds from sale of non-utility assets	—	253
Proceeds from sale of other assets, net	32	16
Restricted cash for debt redemptions	17	54
Proceeds from sale of nuclear decommissioning trust fund assets	182	106
Investment in nuclear decommissioning trust funds	(190)	(124)
Other investments	(38)	(89)

Net cash used for investing activities	(610)	(452)

Financing Activities
Issuance of long-term debt	363	798
Redemption of long-term debt	(355)	(154)
Repurchase of long-term debt	—	(238)
Short-term borrowings, net	(575)	(984)
Issuance of common stock	18	—
Repurchase of common stock	—	(16)
Dividends on common stock	(173)	(172)
Other	(13)	(6)

Net cash used for financing activities	(735)	(772)

Net Increase (Decrease) in Cash and Cash Equivalents	(44)	311
Cash and Cash Equivalents Reclassified from Assets Held for Sale	—	11
Cash and Cash Equivalents at Beginning of Period	86	123

Cash and Cash Equivalents at End of Period	$42	$445

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2009	2008	2009	2008
Operating Revenues	$1,108	$1,173	$2,226	$2,326

Operating Expenses
Fuel and purchased power	372	415	712	817
Operation and maintenance	306	369	622	727
Depreciation and amortization	197	178	385	370
Taxes other than income	44	60	104	122

	919	1,022	1,823	2,036

Operating Income	189	151	403	290

Other (Income) and Deductions
Interest expense	84	71	163	147
Interest income	(1)	(1)	(1)	(2)
Other income	(10)	(11)	(17)	(23)
Other expenses	(12)	12	—	23

	61	71	145	145

Income Before Income Taxes	128	80	258	145

Income Tax Provision	49	29	101	53

Net Income	$79	$51	$157	$92

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2009	2008	2009	2008
Operating Revenues	$289	$381	$1,048	$1,277

Operating Expenses
Cost of gas	136	210	639	854
Operation and maintenance	118	149	232	271
Depreciation and amortization	27	25	53	50
Taxes other than income	13	12	26	25
Asset (gains) and losses, net	(1)	—	(1)	—

	293	396	949	1,200

Operating Income (Loss)	(4)	(15)	99	77

Other (Income) and Deductions
Interest expense	16	14	32	30
Interest income	(2)	(2)	(4)	(4)
Other income	(2)	(4)	(5)	(6)
Other expenses	1	2	4	5

	13	10	27	25

Income (Loss) Before Income Taxes	(17)	(25)	72	52

Income Tax Provision (Benefit)	(5)	(8)	21	15

Net Income (Loss)	$(12)	$(17)	$51	$37

DTE Energy Debt/Equity Calculation
As of June 30, 2009
($ millions)

Short-term borrowings	$201
Current portion of long-term debt, including capital leases	167
Mortgage bonds, notes and other	6,739
Securitization bonds, excluding current portion	861
Capital lease obligations	54
less MichCon short-term debt	(113)
less Securitization bonds, including current portion	(996)

Total debt	6,913

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	6,141

Total capitalization	$13,343

Debt	51.8%
Preferred	2.2%
Common shareholders’ equity	46.0%

Total	100.0%

Sales Analysis — Q2 2009
Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2009	Q2 2008	% Change
Residential	3,147	3,428	-8%
Commercial	4,536	4,913	-8%
Industrial	2,385	3,231	-26%
Other	782	787	-1%

	10,850	12,359	-12%
Choice	344	296	16%

TOTAL SALES	11,194	12,655	-12%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q2 2009	Q2 2008	% Change
Residential	383,943	375,200	2%
Commercial	419,027	456,612	-8%
Industrial	183,181	224,016	-18%
Other	38,109	42,398	-10%

	1,024,260	1,098,226	-7%
Choice	8,662	3,694	134%

TOTAL REVENUES	1,032,922	1,101,920	-6%

Gas Sales — MichCon Service Area (Mcf)

	Q2 2009	Q2 2008	% Change
Residential	14,068	13,849	2%
Commercial	3,672	4,160	-12%
Industrial	140	149	-6%

	17,880	18,158	-2%

End User
Transportation*	21,436	22,517	-5%

TOTAL SALES	39,316	40,675	-3%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q2 2009	Q2 2008	% Change
Residential	159,471	187,734	-15%
Commercial	40,820	53,993	-24%
Industrial	1,173	1,637	-28%

	201,464	243,364	-17%

End User
Transportation*	26,897	32,493	-17%

TOTAL REVENUES	228,361	275,857	-17%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q2 2009	Q2 2008	% Change
Actuals	154	204	-25%
Normal	193	193

Deviation from normal	-20%	6%
Heating Degree Days
MichCon service territory

	Q2 2009	Q2 2008	% Change
Actuals	827	774	7%
Normal	865	865

Deviation from normal	-4%	-11%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q2 2009	Q2 2008
Detroit Edison	(14)	(1)	Colder weather reduced Detroit Edison’s earnings by $14M Q2 2009
MichCon	(1)	(3)	Milder weather reduced MichCon’s earnings by $1M Q2 2009

Sales Analysis — YTD June 30, 2009
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2009	YTD 2008	% Change
Residential	6,885	7,360	-6%
Commercial	8,959	9,275	-3%
Industrial	5,022	6,747	-26%
Other	1,599	1,619	-1%

	22,465	25,001	-10%
Choice	661	752	-12%

TOTAL SALES	23,126	25,753	-10%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2009	YTD 2008	% Change
Residential	830,966	805,252	3%
Commercial	829,055	844,167	-2%
Industrial	380,231	454,889	-16%
Other	87,023	86,112	1%

	2,127,275	2,190,420	-3%
Choice	19,788	15,038	32%

TOTAL REVENUES	2,147,063	2,205,458	-3%

Gas Sales — MichCon Service Area (Mcf)

	YTD 2009	YTD 2008	% Change
Residential	64,259	65,587	-2%
Commercial	20,099	21,854	-8%
Industrial	735	549	34%

	85,093	87,990	-3%

End User
Transportation*	63,041	66,773	-6%

TOTAL SALES	148,134	154,763	-4%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2009	YTD 2008	% Change
Residential	646,279	713,205	-9%
Commercial	200,592	233,273	-14%
Industrial	6,266	5,916	6%

	853,137	952,394	-10%

End User
Transportation*	79,253	82,937	-4%

TOTAL REVENUES	932,390	1,035,331	-10%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2009	YTD 2008	% Change
Actuals	154	204	-25%
Normal	193	193

Deviation from normal	-20%	6%
Heating Degree Days
MichCon service territory

	YTD 2009	YTD 2008	% Change
Actuals	4,224	4,155	2%
Normal	4,171	4,199

Deviation from normal	1%	-1%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2009	YTD 2008
Detroit Edison	(12)	—	Colder weather reduced Detroit Edison’s earnings by $12M YTD 2009
MichCon	1	(2)	Colder weather increased MichCon’s earnings by $1M YTD 2009

DTE Energy Company
Reconciliation of Reported Earnings to Operating Earnings (Unaudited)

	Three Months Ended
	June 30, 2009
	Reported	Operating	Operating
(in Millions)	Earnings	Adjustments	Earnings
Operating Revenues	$1,688		$1,688

Operating Expenses
Fuel, purchased power and gas	577		577
Operation and maintenance	595	(14)	581
Depreciation, depletion and amortization	240		240
Taxes other than income	61		61
Gain on sale of non-utility assets	—		—
Other asset (gains) and losses, reserves and impairments, net	—		—

	1,473	(14)	1,459

Operating Income	215	14	229

Other (Income) and Deductions
Interest expense	134		134
Interest income	(3)		(3)
Other income	(22)	(2)	(24)
Other expenses	(5)		(5)

	104	2	106

Income Before Income Taxes	111	16	127

Income Tax Provision	27	7	34

Income from Continuing Operations	84	9	93

Discontinued Operations Income, net of tax	—		—

Net Income	84	9	93

Less: Net Income Attributable to the Noncontrolling Interests From
Continuing operations	1		1
Discontinued operations	—		—

	1		1

Net Income Attributable to DTE Energy Company	$83	$9	$92

DTE Energy Company
Reconciliation of Reported Earnings to Operating Earnings (Unaudited)

	Six Months Ended
	June 30, 2009
	Reported	Operating	Operating
(in Millions)	Earnings	Adjustments	Earnings
Operating Revenues	$3,943		$3,943

Operating Expenses
Fuel, purchased power and gas	1,537		1,537
Operation and maintenance	1,186	(14)	1,172
Depreciation, depletion and amortization	472		472
Taxes other than income	141		141
Gain on sale of non-utility assets	—		—
Other asset (gains) and losses, reserves and impairments, net	(3)		(3)

	3,333	(14)	3,319

Operating Income	610	14	624

Other (Income) and Deductions
Interest expense	266		266
Interest income	(6)		(6)
Other income	(46)	(2)	(48)
Other expenses	9		9

	223	2	225

Income Before Income Taxes	387	16	403

Income Tax Provision	124	7	131

Income from Continuing Operations	263	9	272

Discontinued Operations Income, net of tax	—		—

Net Income	263	9	272

Less: Net Income Attributable to the Noncontrolling Interests From
Continuing operations	2		2
Discontinued operations	—		—

	2		2

Net Income Attributable to DTE Energy Company	$261	$9	$270